Consolidated Balance Sheets (USD $)	Dec. 31, 2014	Dec. 31, 2013
Current assets
Cash and cash equivalents	$ 1,126,231	$ 3,306,230
Accounts receivable	141,000	10,351
Inventory, net of allowances	4,939,998	4,649,910
Prepaid expenses and other	985,717	620,881
Total current assets	7,192,946	8,587,372
Property and equipment, net	1,912,728	626,551
Goodwill and intangible assets, net	40,825,147	41,500,171
Finance costs, net	2,323,714	3,054,026
Deposits	527,975	185,714
TOTAL ASSETS	52,782,510	53,953,834
Current liabilities
Accounts payable	1,761,965	1,734,082
Accrued expenses	3,059,895	1,739,452
Customer deposits	396,541	366,156
Short-term debt,net of original issue discount	38,003,780
Total current liabilities	43,222,181	3,839,690
Long-term debt, net of original issue discount	12,700,000	50,491,620
Deferred tax liabilities, net and other	2,543,583	1,154,411
TOTAL LIABILITIES	58,465,764	55,485,721
MEMBERS' EQUITY	(5,683,254)	(1,531,887)
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 52,782,510	$ 53,953,834